                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549




                                   Form 8-K

                                Current Report

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) September 25, 2001



                          KONOVER PROPERTY TRUST, INC.
             (Exact name of registrant as specified in its charter)

          Maryland                                       1-11998                                        56-1819372
(State or other jurisdiction of                   (Commission File Number)                (I.R.S. Employer Identification No.)
incorporation or organization)


        3434 Kildaire Farm Road
              Suite 200                                   (919) 372-3000
       Raleigh, North Carolina                        (Registrant's telephone                                  27606
(Address of principal executive offices)             number, including area code)                            (Zip Code)



                                Not Applicable

         (Former name or former address, if changed since last report)

                         Konover Property Trust, Inc.


ITEM 2:  Acquisition or Disposition of Assets

     On September 25, 2001, Konover Property Trust, Inc. (the "Company") closed on the sale of a portfolio consisting of 28 outlet shopping centers and three community centers to Chelsea GCA Realty, Inc. for the aggregate consideration of approximately $180 million, including the assumption and pay down of mortgage indebtedness of approximately $164 million. As discussed in Item 5 below, the Company simultaneously refinanced certain assets. The net proceeds from the sale and refinancing after transaction costs and escrow funding were approximately $14 million.

     The 28 outlet centers and three community centers (collectively, the "Outlet Portfolio") sold to Chelsea GCA Realty, Inc. aggregate approximately 4.3 million square feet of gross leasable area as follows:

     Outlet Centers                          Location                                              Size (sq. ft.)
     --------------                          --------                                              --------------
     Factory Stores of America               Arcadia, LA                                           89,500
     Factory Stores of America               Boaz, AL                                              104,600
     Factory Shoppes at Branson Meadows      Branson, MO                                           287,500
     Carolina Outlet Center                  Smithfield, NC                                        443,000
     Factory Stores of America               Corsicana, TX                                          63,600
     Factory Stores of America               Crossville, TN                                        151,300
     Factory Stores of America               Draper, UT                                            185,300
     Factory Stores of America               Georgetown, KY                                        176,600
     Factory Stores of America               Graceville, FL                                         84,000
     Factory Stores of America               Hanson, KY                                             63,900
     Factory Stores of America               Hempstead, TX                                          63,600
     Factory Stores of America               Iowa, LA                                              130,800
     Factory Stores of America               Kittery, ME                                            24,600
     Factory Stores of America               Lake George, NY                                        43,700
     Factory Stores of America               LaMarque, TX                                          176,000
     Factory Stores of America               Lebanon, MO                                            86,200
     Factory Stores of America               Livingston, TX                                         63,600
     Factory Stores of America               Mesa, AZ                                              170,700
     Factory Stores of America               Mineral Wells, TX                                      63,600
     Factory Stores of America               Nebraska City, NE                                      89,600
     Factory Stores of North Bend            North Bend, WA                                        223,400
     Factory Stores of America               Story City, IA                                        112,400
     Factory Stores of America               Tri-Cities                                            132,900
     Factory Stores of America               Tucson, AZ                                            127,600
     Factory Stores of America               Tupelo, MS                                            129,400
     Factory Stores of America               Union City, TN                                         60,200
     Factory Stores of Vacaville             Vacaville, CA                                         447,700
     Factory Stores of America               West Frankfort, IL                                     91,100
                                             -------------------------------------------------------------
                                             Subtotal Outlet Centers                             3,886,400
     Community Centers
     -----------------
     Dare Center                             Kill Devil Hills, NC                                  115,300
     MacGregor Village                       Cary, NC                                              142,400
     NorthRidge Shopping Center              Raleigh, NC                                           165,300
                                             -------------------------------------------------------------
                                             Subtotal Community Centers                            423,000
                                             -------------------------------------------------------------
                                                                  Portfolio Total                4,309,400
                                             -------------------------------------------------------------

     Reference is made to the Press Release dated September 25, 2001 attached hereto as Exhibit 99.2.

ITEM 5:  Other Events

     On September 25, 2001, the Company closed on a $58 million refinancing of certain assets, simultaneously with the sale of assets discussed in Item 2. Reference is made to the Press Release dated September 25, 2001 attached hereto as exhibit 99.2 and incorporated by reference hereto.

ITEM 7:  Financial Statements and Exhibits


(a)  Not applicable.

(b)  Pro forma financial information.

                                                                                  Page
                                                                                  ----
     .  Proforma Consolidated Balance Sheet as of June 30, 2001                    4
     .  Notes to Proforma Consolidated Balance Sheet                               5
     .  Proforma Consolidated Statement of Operations for the Six Months
        Ended June 30, 2001                                                        6
     .  Proforma Consolidated Statement of Operations for the Year Ended
        December 31, 2000                                                          7
     .  Notes to Proforma Consolidated Statements of Operations                    8


(c)    Exhibits.

          Exhibit Number    Description of Exhibit
          --------------    ----------------------

          Exhibit 99.1 The Agreement for Purchase and Sale, dated July 12, 2001, by and between Konover Property Trust, Inc. as seller and Chelsea GCA Realty, Inc. as buyer.

          Exhibit 99.2      Press Release issued by the Company on September 25,
                            2001.

                      Proforma Consolidated Balance Sheet
                         Konover Property Trust, Inc.
                              As of June 30, 2001
                            (Amounts in thousands)
                                  (Unaudited)



                                                                       Outlet Properties
                                                 Historical /(a)/   Transactions/(b)/ /(c)/   Shoreside /(d)/    Proforma
                                              --------------------------------------------------------------------------------
Assets
  Income producing properties, net                  $ 253,877            $  (5,144)            $     -         $ 248,733
  Properties under development                         25,196                 (423)                  -            24,773
  Properties held for sale                            245,732             (166,130)             (6,563)           73,039
  Cash and cash equivalents                             1,083               14,200               1,971            17,254
  Restricted cash                                      14,283               (7,677)                  -             6,606
  Accounts receivable, net                              8,165               (1,291)                (58)            6,816
  Deferred charges and other assets                    11,945               (6,790)                (19)            5,136
  Notes receivable                                        519                    -                   -               519
  Investment in and advances to
   unconsolidated entities                             21,647                    -                   -            21,647
                                                    --------------------------------------------------------------------
       Total assets                                 $ 582,447            $(173,255)            $(4,669)        $ 404,523
                                                    ====================================================================

  Liabilities and Shareholders Equity
  Debt on income properties                         $ 405,686            $(170,370)            $(5,428)        $ 229,888
  Capital lease obligation                                331                 (269)                                   62
  Accounts payable and other liabilities               22,378               (4,076)                (39)           18,263
                                                    --------------------------------------------------------------------
  Total liabilities                                   428,395             (174,715)             (5,467)          248,213

Minority interests                                      4,111                    -                   -             4,111

Shareholders' equity:
  Convertible preferred stock                          18,679                    -                   -            18,679
  Stock purchase warrants                                   9                    -                   -                 9
  Common stock                                            314                    -                   -               314
  Additional paid-in capital                          286,745                    -                   -           286,745
  Accumulated deficit                                (155,580)               1,460                 798          (153,322)
  Deferred compensation                                  (226)                   -                   -              (226)
                                                    --------------------------------------------------------------------

       Total shareholders' equity                     149,941                1,460                 798           152,199
                                                    --------------------------------------------------------------------
        Total liabilities and
        shareholders' equity                        $ 582,447            $(173,255)            $(4,669)        $ 404,523
                                                    ====================================================================

         See accompanying Notes to Proforma Consolidated Balance Sheet

                 Notes to Proforma Consolidated Balance Sheet
                         Konover Property Trust, Inc.
                            (Amounts in thousands)
                                  (Unaudited)

Basis of Presentation:

     On September 25, 2001, Konover Property Trust, Inc. (the "Company") closed on the sale of a portfolio consisting of 28 outlet shopping centers and three community centers (the "Outlet Properties") to Chelsea GCA Realty, Inc. for the aggregate consideration of approximately $180 million, including the assumption and pay down of mortgage indebtedness of approximately $164 million. As discussed in Item 5, the Company simultaneously refinanced certain assets. The net proceeds from the sale and refinancing after transaction costs and escrow funding were approximately $14 million. The unaudited proforma consolidated balance sheet as of June 30, 2001 is based on the unaudited historical financial statements of the Company after giving effect to the transactions described above and certain adjustments as described below.


Balance Sheet Adjustments:

(a) Represents the historical unaudited consolidated balance sheet of the Company as of June 30, 2001.

(b) Represents the elimination of the historical unaudited balance sheets as of June 30, 2001 of the Outlet Properties and the impact of the sale and refinancing transactions as described above.

(c) In addition to the $164 million of debt paid down or assumed in connection with the sale of the Outlet Properties and refinancing transactions, as described above, the Company recognized the gain on a $6.0 million loan premium included in "Debt on income properties". The $6.0 million loan premium was offset by $4.5 million of all previously deferred loan fees associated with paid or assumed debt. The net gain on early extinguishment of debt of $1.5 million is reflected in accumulated deficit in the shareholders' equity section of the balance sheet.

(d) On September 14, 2001, the Company sold its Shoreside property located in Kitty Hawk, North Carolina for $7.5 million including the assumption of mortgage indebtedness of $5.4 million. The net cash proceeds from this sale after closing costs was approximately $2.0 million. The Company had a gain on sale of approximately $0.8 million. All historical balances as of June 30, 2001 for Shoreside have been eliminated.

                 Proforma Consolidated Statement of Operations
                         Konover Property Trust, Inc.
                    For the Six Months Ended June 30, 2001
             (Amounts in thousands, except per share information)
                                  (Unaudited)

                                                                                Outlet
                                                                               Properties
                                                      Historical /(a)/   Transactions/(b)/ /(c)/     Shoreside /(d)/   Proforma
                                                      ---------------------------------------------------------------------------
Revenues
   Base rents                                         $  34,260               $ (17,519)              $ (422)         $ 16,319
   Percentage rents                                         530                    (391)                  (5)              134
   Property operating cost recoveries                     7,590                  (3,665)                 (71)            3,854
   Other income                                           1,771                  (1,335)                  (2)              434
                                                      ------------------------------------------------------------------------
      Total revenues                                     44,151                 (22,910)                (500)           20,741
                                                      ------------------------------------------------------------------------
Expenses
   Property operating costs                               9,650                  (5,756)                (114)            3,780
   Real estate taxes                                      4,391                  (2,347)                 (29)            2,015
   Depreciation and amortization                         12,533                  (5,803)                 (77)            6,653
   General and administrative                             3,664                      (8)                   -             3,656
   Stock compensation amortization                          563                       -                    -               563
   Severance and other related costs                      5,931                       -                    -             5,931
   Interest, net                                         15,578                  (6,992)                (252)            8,334
   Adjustment to carrying value of
       property                                         105,110                (100,487)                   -             4,623
   Abandoned transaction costs                               46                     (20)                   -                26
   Equity in losses of unconsolidated
       ventures                                           5,081                       -                    -             5,081
                                                      ------------------------------------------------------------------------
      Total expenses                                    162,547                (121,413)                (472)           40,662
                                                      ========================================================================

   (Loss) gain before minority interest                (118,396)                 98,503                  (28)          (19,921)
        Minority interest                                 3,297                  (2,955)                   1               343
                                                      ------------------------------------------------------------------------
   Net (loss) gain                                     (115,099)                 95,548                  (27)          (19,578)
      Preferred stock dividends                            (271)                      -                    -              (271)
                                                      ------------------------------------------------------------------------
   (Loss) gain applicable to common
    stockholders                                      $(115,370)              $  95,548               $  (27)         $(19,849)
                                                      ========================================================================
Loss applicable to common stockholders
per common share:
   Basic                                              $   (3.70)                                                      $  (0.64)
                                                      ========================================================================

   Diluted                                            $   (3.70)                                                      $  (0.64)
                                                      ========================================================================
Weighted average common shares
   outstanding:
   Basic                                                 31,204                                                         31,204
                                                      ========================================================================

   Diluted                                               31,204                                                         31,204
                                                      ========================================================================

                 Proforma Consolidated Statement of Operations
                         Konover Property Trust, Inc.
                     For the Year Ended December 31, 2000
             (Amounts in thousands, except per share information)
                                  (Unaudited)



                                                                          Outlet Properties
                                                   Historical/(a)/       Transactions/(b) (c)/     Shoreside/(d)/         Proforma
                                              ----------------------------------------------------------------------------------
Revenues

  Base rents                                               $ 68,854             $(34,215)               $(866)             $ 33,771
  Percentage rents                                            1,418                 (770)                   -                   650
  Property operating cost recoveries                         16,758               (9,045)                 (47)                7,654
  Other income                                                1,890                 (646)                   -                 1,256
                                                 ----------------------------------------------------------------------------------
     Total revenues                                          88,920              (44,676)                (913)               43,331
                                                 ----------------------------------------------------------------------------------

Expenses
  Property operating costs                                   20,689              (11,660)                (197)                8,832
  Real estate taxes                                           8,526               (4,574)                 (53)                3,899
  Depreciation and amortization                              25,614              (12,090)                (154)               13,370
  General and administrative                                  6,669                    -                    -                 6,669
  Stock compensation amortization                             2,865                    -                    -                 2,865
  Interest, net                                              27,806              (13,500)                (514)               13,792
  Loss (gain) on sale of real estate                          1,946                    -                    -                 1,946
  Adjustment to carrying value of property                   19,338                    -                    -                19,338
  Abandoned transaction costs                                 1,257                 (485)                   -                   772
  Equity in losses of unconsolidated ventures                10,416                    -                    -                10,416
                                                 ----------------------------------------------------------------------------------
     Total expenses                                         125,126              (42,309)                (918)               81,899
                                                 ----------------------------------------------------------------------------------

  (Loss) gain before minority interest                      (36,206)              (2,367)                   5               (38,568)
     Minority interest                                        1,157                   71                    -                 1,228
                                                 ----------------------------------------------------------------------------------
  Net (loss) gain                                           (35,049)              (2,296)                   5               (37,340)
     Preferred stock dividends                               (1,084)                   -                    -                (1,084)
                                                 ----------------------------------------------------------------------------------
  (Loss) gain applicable to common stockholders            $(36,133)              (2,296)                   5               (38,424)
                                                 ==================================================================================

Loss applicable to common stockholders per
common share:
  Basic                                                    $  (1.17)                                                       $  (1.24)
                                                ===================================================================================

  Diluted                                                  $  (1.17)                                                       $  (1.24)
                                                ===================================================================================

Weighted average common shares
  outstanding:
  Basic                                                      30,954                                                          30,954
                                                ===================================================================================

  Diluted                                                    30,954                                                          30,954
                                                ===================================================================================

            Notes to Proforma Consolidated Statements of Operations
                         Konover Property Trust, Inc.
                            (Amounts in thousands)
                                  (Unaudited)

Basis of Presentation:

     On September 25, 2001, Konover Property Trust, Inc. (the "Company") closed on the sale of a portfolio consisting of 28 outlet shopping centers and three community centers (the "Outlet Properties") to Chelsea GCA Realty, Inc. for the aggregate consideration of approximately $180 million, including the assumption and pay down of mortgage indebtedness of approximately $164 million. As discussed in Item 5, the Company simultaneously refinanced certain assets. The net proceeds from the sale and refinancing after transaction costs and escrow funding were approximately $14 million. The unaudited proforma consolidated statements of operations for the six months ended June 30, 2001 and the year ended December 31, 2000 are based on the unaudited financial statements of the Company after giving effect to the transactions described above and certain adjustments as described below.

Statements of Operations Adjustments:

(a) Represents, the unaudited consolidated statement of operations of the Company for the six months ended June 30, 2001 and audited consolidated statement of operations for the year ended December 31, 2000. Effective June 30, 2001, the Company included in its historical consolidated statement of operations an estimated adjustment to the carrying value of the Outlet Properties.

(b) Represents the elimination of the historical unaudited statements of operations for the six months ended June 30, 2001 and the year ended December 31, 2000 of the Outlet Properties.

(c) The $164 million of debt paid down or assumed in connection with the sale of the Outlet Properties and refinancing transactions, as described above, resulted in interest expense savings of approximately $7.4 million for the six months ended June 30, 2001 and $13.7 million for the year ended December 31, 2000, respectively. The $6.0 million loan premium was offset by $4.5 million of all previously deferred loan fees associated with paid or assumed debt. The net gain on early extinguishment of debt of $1.5 million is reflected in accumulated deficit in the shareholders' equity section of the balance sheet.


(d) On September 14, 2001, the Company sold its Shoreside property located in Kitty Hawk, North Carolina for $7.5 million including the assumption of mortgage indebtedness of $5.4 million. The net cash proceeds from this sale after closing costs was approximately $2.0 million. All historical balances for the six months ended June 30, 2001 and year ended December 31, 2000 for Shoreside have been eliminated. The Company recognized a gain on sale of approximately $0.8 million related to this sale and is reflected in accumulated deficit in the shareholders' equity section of the balance sheet.

General and Administrative Expenses:

     The pro forma consolidated statements of operations presented herein do not reflect planned reductions in certain indirect general and administrative costs arising from the Company's reorganization plans resulting from the sale of the Outlet Properties.

KONOVER PROPERTY TRUST, INC.
                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         KONOVER PROPERTY TRUST, INC.
                                         (Registrant)

Dated:  October 10, 2001


                                        By:    /s/ Daniel J. Kelly
                                               -------------------

                                        Name:  Daniel J. Kelly
                                        Title: Executive Vice President,
                                               Chief Financial Officer

EXHIBIT INDEX


Exhibit
Number        Description of Exhibit
------------------------------------

99.1 The Agreement for Purchase and Sale, dated July 12, 2001, by and between Konover Property Trust, Inc. as seller and Chelsea GCA Realty, Inc. as buyer.

99.2          Press Release issued by the Company on September 25, 2001.